SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of May 14, 2013, is by and among VOXX INTERNATIONAL CORPORATION, a Delaware corporation (the “Company”), VOXX ACCESSORIES CORP., a Delaware corporation (“VAC”), AUDIOVOX ELECTRONICS CORPORATION, a Delaware corporation (“AEC”), AUDIOVOX CONSUMER ELECTRONICS, INC., a Delaware corporation (“ACEI”), AMERICAN RADIO CORP., a Georgia corporation (“ARC”), CODE SYSTEMS, INC., a Delaware corporation (“CSI”), INVISION AUTOMOTIVE SYSTEMS INC., a Delaware corporation (“IAS”), KLIPSCH GROUP, INC., an Indiana corporation (“Klipsch”, and together with the Company, VAC, AEC, ACEI, ARC, CSI and IAS, each, a “Domestic Borrower” and collectively, the “Domestic Borrowers”), VOXX INTERNATIONAL (GERMANY) GMBH, a Gesellschaft mit beschränkter Haftung under the laws of the Federal Republic of Germany (the “Foreign Borrower”, and together with the Domestic Borrowers, each a “Borrower” and collectively the “Borrowers”), the Subsidiaries of the Company party hereto (collectively, the “Guarantors”), the Lenders (as hereinafter defined) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 14, 2012 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 29, 2012, and as the same may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
WAIVER

1.1    Waiver of Acknowledged Events of Default. Notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby waive, on a one-time basis, the Events of Default arising under Section 7.1(c)(i) of the Credit Agreement as a result of (a) the Borrowers permitting Consolidated Capital Expenditures during fiscal year 2012 to be $11,000,000 in excess of the amount permitted during such fiscal year pursuant to the terms of Section 6.15 of the Credit Agreement and (b) the Credit Parties’ incurrence of Indebtedness in an amount that is approximately €1,400,000 in excess of the

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amount permitted to be incurred pursuant to Section 6.1(k) of the Credit Agreement. Further, notwithstanding the provisions of the Credit Agreement to the contrary, provided that Voxx Woodview Trace LLC, a Delaware limited liability company (“Woodview Trace”) is joined to the Credit Documents as a Domestic Guarantor prior to the conclusion of the Cure Period (defined below), the Required Lenders hereby waive, on a one-time basis, the Event of Default arising under Section 7.1(c)(ii) of the Credit Agreement as a result of the financing documentation for the Indiana Project prohibiting Woodview Trace from being joined to the Credit Documents as a Domestic Guarantor as required by Section 5.10 of the Credit Agreement (the “Guarantor Default” and collectively with the Events of Default described in the preceding sentence, the “Acknowledged Events of Default”). “Cure Period” shall mean the period commencing on the Amendment Effective Date (as defined in Section 3.1 below) and ending on the earlier to occur of (x) July 10, 2013 (or such later date as agreed to by the Administrative Agent in its sole discretion) and (y) the occurrence of any Default or Event of Default other than the Acknowledged Events of Default.

1.2    Effectiveness of Waiver. This waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Credit Parties, (b) affect the right of the Lenders to demand compliance by the Credit Parties with all terms and conditions of the Credit Documents, except as specifically modified or waived by this Amendment, (c) be deemed a waiver of any transaction or future action on the part of the Credit Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Default or Event of Default (other than an Acknowledged Event of Default) which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE II
AMENDMENT TO CREDIT AGREEMENT

2.1    Amendments to Definitions.

(a)The definition of “Consolidated Capital Expenditures” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Capital Expenditures” shall mean, as of any date of determination for the four (4) consecutive fiscal quarter period ending on such date, for the Company and its Subsidiaries on a Consolidated basis, the aggregate of all expenditures by the Credit Parties and their Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed.

(b)The first sentence of the definition of “Consolidated Interest Expense” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Consolidated Interest Expense” shall mean, as of any date of determination for the four (4) consecutive fiscal quarter period ending on such date, the aggregate of (a) the interest expense of the Company and its Subsidiaries for such period, without duplication, plus (b) any amounts applied under any Permitted Receivables Purchase Facility in the nature of interest, purchase fees or discount, in each case of clauses (a) and (b), determined on a Consolidated basis in accordance with GAAP.

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(c)The definition of “Indebtedness” set forth in Section 1.1 of the Credit Agreement is hereby amended to add the following sentence to the end thereof:

“For the avoidance of doubt, Indebtedness shall not include any non-recourse Indebtedness incurred in connection with any Permitted Receivables Purchase Facility.”

(d)The definition of “Permitted Acquisition” set forth in Section 1.1 of the Credit Agreement is hereby amended to delete the figure “$25,000,000” in clause (viii) thereof and replace it with the figure “$30,000,000”.

(e)Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions to such Section in the appropriate alphabetical order:

“Permitted Receivables Purchase Facilities” shall mean the receivables purchase facilities pursuant to the Receivables Purchase Agreement; provided, that (a) all sales related thereto and all Indebtedness, if any, incurred in connection therewith shall be non-recourse (except for customary representations, warranties, covenants and indemnities made in connection with such facilities) to the Credit Parties and their Subsidiaries, (b) any Liens arising under any Permitted Receivables Purchase Facilities shall not at any time encumber any property other than the accounts receivables sold pursuant to the applicable Permitted Receivables Purchase Agreement, (c) the aggregate amount of all receivables purchased under the Receivables Purchase Agreement shall not exceed $15,000,000 at any time outstanding, (d) one hundred percent (100%) of the consideration paid for such receivables shall be paid in cash or Cash Equivalents and (e) other than customary discounts, the sale of such receivables shall be for fair market value.

“Receivables Purchase Agreement” shall mean the Receivables Purchase Agreement, to be entered into after the Second Amendment Effective Date (as the same may be amended, supplemented or otherwise modified from time to time), by and among the Company and Wells Fargo Bank, National Association, in respect of the accounts receivable owing by Wal-Mart Stores, Inc., a Delaware corporation, and Sam’s West, Inc., an Arkansas corporation, and such of their subsidiaries and affiliates as may be included pursuant to the terms thereof.

“Second Amendment Effective Date” shall mean May [__], 2013.

“Visaton Acquisition” shall mean the acquisition by Audiovox German Holdings GmbH of all or substantially all of the assets or a majority of the outstanding Voting Stock or economic interests of VISATON GmbH & Co KG, so long as such acquisition meets the requirements set forth in clauses (i), (ii), (iv), (v), (vi), (vii) and (viii) of the definition of “Permitted Acquisition.”

2.2    Amendment to Section 5.14(f)(iv). Section 5.14(f)(iv) of the Credit Agreement is hereby amended by adding the following to the end thereof:

The Borrowers represent and warrant that as of the Second Amendment Effective Date, the Canadian Guarantors and the Mexican Guarantors have entered into Joinder Agreements and collateral security documents in accordance with the requirements of this Section 5.14(f)(iv). The Multicurrency Revolving Facility shall continue to be unavailable to the Foreign Borrower unless and until the Dutch Guarantors, the German Guarantors, the Hungarian Guarantors and the Foreign Borrower enter into Joinder Agreements (other than with respect to the Foreign Borrower) and collateral security documents in accordance with the requirements of this Section 5.14(f)(iv). Notwithstanding

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anything to the contrary contained in this Section 5.14(f)(iv), on and as of the date that the Dutch Guarantors, the German Guarantors, the Hungarian Guarantors and the Foreign Borrower fulfill the requirements set forth in the preceding sentence (as determined by the Administrative Agent in its sole discretion), the Multicurrency Revolving Facility shall become available to the Foreign Borrower; provided, that the Borrowers shall continue to use commercially reasonable efforts to cause the Venezuelan Guarantors to enter into Joinder Agreements and collateral security documents in accordance with the requirements of this Section 5.14(f)(iv).

2.3    Amendment to Section 6.1(k). Section 6.1(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(k)    (i) secured or unsecured Indebtedness of Excluded Foreign Subsidiaries incurred in connection with the Visaton Acquisition in an aggregate principal amount not to exceed €13,000,000 and (ii) other secured or unsecured Indebtedness of Excluded Foreign Subsidiaries in an aggregate principal amount not to exceed €7,000,000;”

2.4    Amendment to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended by adding the following clause (u) after clause (t) thereof and making the appropriate grammatical and punctuation changes to the ends of clauses (s) and (t):

“(u)    Liens arising under the Permitted Receivables Purchase Facility permitted under Section 6.4(a)(x).”

2.5    Amendment to Section 6.4. Section 6.4(a) of the Credit Agreement is hereby amended by adding the following clause (x) after clause (ix) thereof and making the appropriate grammatical changes to the ends of clauses (viii) and (ix):

“(x)    any disposition of receivables (and related supporting obligations) pursuant to the terms of the Permitted Receivables Purchase Facility;”

2.6    Amendment to Section 6.5. Section 6.5 of the Credit Agreement is hereby amended by adding the following clause (k) after clause (j) thereof and making the appropriate punctuation and grammatical changes to the ends of clauses (i) and (j):

“(k)    the Visaton Acquisition.”

2.7    Amendment to Section 8.10(a)(i)(B). Section 8.10(a)(i)(B) of the Credit Agreement is hereby amended by adding the phrase “(including, without limitation, entering into the Consent to Sale of Receivables in substantially the form attached hereto as Exhibit 8.10)” after the phrase “permitted under Section 6.4”.

2.8    Amendment to Exhibits. The Exhibits to the Credit Agreement are hereby amended by adding the attached Exhibit 8.10 thereto in proper numerical order.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

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3.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.

(b)    Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c)    Fees and Expenses. The Administrative Agent shall have received from the Borrowers such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby (including, without limitation, the legal fees due and payable to King & Spalding LLP, as counsel to the Administrative Agent).

(d)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE IV
MISCELLANEOUS

4.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)    The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

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(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)    Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.3    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

4.4    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

4.5    Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4.6    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

4.7    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

4.9    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

4.10    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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4.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.12    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BORROWERS:    VOXX INTERNATIONAL CORPORATION,
a Delaware corporation, as the Company

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    CFO/Senior Vice President

VOXX ACCESSORIES CORP., a Delaware corporation, as a Borrower

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    CFO/Vice President/Treasurer

AUDIOVOX ELECTRONICS CORPORATION, a Delaware corporation, as a Borrower

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    CFO/Secretary/Treasurer

AUDIOVOX CONSUMER ELECTRONICS, INC., a Delaware corporation, as a Borrower

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    CFO/Secretary/Treasurer

AUDIOVOX ATLANTA CORP., a Georgia corporation, as a Borrower

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

CODE SYSTEMS, INC., a Delaware corporation, as a Borrower

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Chief Financial Officer

Signature Page to Second Amendment to
Amended and Restated Credit Agreement

GUARANTORS:                ELECTRONICS TRADEMARK HOLDING                         COMPANY, LLC, a Delaware corporation
By: /s/ Chris Lis Johnson
Name:    Chris Lis Johnson
Title:    Secretary

TECHNUITY, INC., an Indiana corporation

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    Secretary

OMEGA RESEARCH AND DEVELOPMENT TECHNOLOGY LLC, a Delaware limited liability company

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    Secretary

LATIN AMERICA EXPORTS CORP., a Delaware corporation

By: /s/ Chris Lis Johnson
Name:    Chris Lis Johnson
Title:    Secretary

KLIPSCH HOLDING LLC, a Delaware limited liability company

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President/Secretary

KD SALES, LLC, an Indiana limited liability company

By: /s/ T. Paul Jacobs
Name:    T. Paul Jacobs

Title:	Chief Operating Officer

Signature Page to Second Amendment to
Amended and Restated Credit Agreement

AUDIOVOX WEBSALES LLC, a Delaware limited liability company

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    Vice President/Secretary

AUDIOVOX LATIN AMERICA LTD., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX INTERNATIONAL CORP., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President/Treasurer

AUDIOVOX GERMAN CORPORATION, a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    CFO/Vice President

AUDIOVOX ASIA INC., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President/Secretary/Treasurer

Signature Page to Second Amendment to
Amended and Restated Credit Agreement

CAR COMMUNICATION HOLDING GMBH,a Gesellschaft mit beschränkter Haftung under the laws of the Federal Republic of Germany
By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Managing Director

HIRSCHMANN CAR COMMUNICATION GMBH, a Gesellschaft mit beschränkter Haftung under the laws of the Federal Republic of Germany

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Managing Director

HIRSCHMANN CAR COMMUNICATION KFT., a limited liability corporation (Korlátolt     Felelõsségû Társaság) organized under the laws of Hungary

By: /s/ Peter Inzenhofer
Name:    Peter Inzenhofer
Title:    Managing Director

AUDIOVOX VENEZUELA C.A., a company organized under the laws of Venezuela

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX MEXICO, S DE RL DE CV, a company organizad under the laws of Mexico

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Board of Managers

KLIPSCH GROUP EUROPE, B.V., a private company with limited liability with its corporate seat in Leiden, the Netherlands

By: /s/ T. Paul Jacobs
Name:    T. Paul Jacobs

Title:	Chief Operating Officer

Signature Page to Second Amendment to
Amended and Restated Credit Agreement

AUDIO PRODUCTS INTERNATIONAL CORP., a corporation formed under the laws of Province of Ontario

By: /s/ T. Paul Jacobs
Name:    T. Paul Jacobs
Title:    President

AUDIOVOX CANADA LIMITED, a corporation formed under the laws of Province of Ontario

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX ADVANCED ACCESSORIES GROUP LLC, a Delaware limited liability company

By: /s/ :Loriann Shelton
Name:    Loriann Shelton
Title:    Vice President/Secretary/Treasurer

Signature Page to Second Amendment to
Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By: /s/ Edward P. Nallan, Jr.
Name: Edward P. Nallan, Jr.
Title: Senior Vice President

Signature Page to Second Amendment to
Amended and Restated Credit Agreement

LENDERS:	Fifth Third Bank,
as a Lender

By: /s/ Neil Kiernan
Name: Neil Kiernan
Title: Vice President

HSBC Bank USA, N.A.,
as a Lender

By: /s/ William Conlan
Name: William Conlan
Title: Vice President

Citibank, N.A.,
as a Lender

By: /s/ Stuart N. Berman
Name: Stuart N. Berman
Title: Vice President

RBS Citizens, N.A.,
as a Lender

By: /s/ Hassan Sayed
Name: Hassan Sayed
Title: Vice President

People's United Bank,
as a Lender

By: /s/ Matthew Harrison
Name: Matthew Harrison
Title: Assistant Vice President

Signature Page to Second Amendment to
Amended and Restated Credit Agreement

Sovereign Bank, N.A.,
as a Lender

By: /s/ Christine Gerula
Name: Christine Gerula
Title: Senior Vice President

Capital One, National Association,
as a Lender

By: /s/ Jed Pomerantz
Name: Jed Pomerantz
Title: Senior Vice President

Signature Page to Second Amendment to
Amended and Restated Credit Agreement

Exhibit 8.10

Form of Consent to Sale of Receivables

(See Attached)

WELLS FARGO BANK, NATIONAL ASSOCIATION
Supply Chain Finance Group
9th Floor, Mail Code 01053-091
301 South College Street
Charlotte, North Carolina 28202
___________, 2013

Wells Fargo Bank, N.A.
_____________
_____________
_____________

Re: Consent to Sale of Receivables

Ladies and Gentlemen:

Wells Fargo Bank, National Association, a national banking association, through its Supply Chain Finance Group (together with its successors and assigns, "SCFG") has been advised that Voxx International Corporation, a Delaware corporation (together with its successors and assigns, "Seller") has entered into financing arrangements with Wells Fargo Bank, N.A. (together with its successors and assigns “Agent”) and a syndicate of lenders (“Lenders”). Under such arrangements Agent, for the benefit of itself, the Lenders and certain other secured parties, has a security interest in the inventory, receivables and other related assets of Seller.
Seller may from time to time offer to sell accounts and related assets (as defined on Exhibit A, the "Purchased Assets") to SCFG arising from sales of goods or services by Seller to Wal-Mart Stores, Inc. , a Delaware corporation, and Sam’s West, Inc., an Arkansas Corporation and such of its subsidiaries and affiliates as SCFG may in writing identify to Seller as a Buyer from time to time (together with its successors and assigns, "Buyer") and SCFG may from time to time purchase such accounts and related assets offered to it by Seller. The Purchased Assets are to be purchased by SCFG pursuant to that certain Receivables Purchase Agreement (the “Receivables Purchase Agreement”) dated ______________, 2013, free and clear of any security interests, liens, charges, claims, pledges or other encumbrances (any of the same being referred to as a “Lien”).
Agent hereby consents to the sale of the Purchased Assets by Seller to SCFG pursuant to the Receivables Purchase Agreement and agrees that such sale shall not be in violation of the agreements of Seller with Agent or give rise to any default under such agreements. Effective upon the payment to Agent by SCFG of the purchase price for any Purchased Assets in accordance with the payment instructions set forth in the immediately following paragraph, Agent releases, automatically and without any further action, all Liens and any other interest or claim of Agent in or to such Purchased Assets. Nothing contained in this paragraph shall be deemed to constitute a release by Agent of its Liens on the proceeds received by Seller from or on behalf of SCFG for the sale of the Purchased Assets pursuant to the Receivables Purchase Agreement or any Liens Agent may have in any accounts or other assets that are not transferred to SCFG or that are required to be repurchased by Seller at any time.

Seller hereby directs SCFG to pay all amounts to which Seller is entitled under the terms of the Receivables Purchase Agreement between SCFG and Seller to the deposit account set forth on Exhibit B hereto. Such instructions shall be irrevocable and shall remain in effect until Agent (or Seller with the written approval of Agent) has notified SCFG in writing that such deposit account has been changed or Agent has notified SCFG in writing that the obligations under the financing arrangements between Seller and Agent have been paid in full in cash and all commitments of Agent to extend credit have been terminated. Seller hereby irrevocably authorizes SCFG to follow such payment directions of Agent without making any inquiry as to the authority of Agent to give any such payment directions and SCFG shall have no liability whatsoever for following any such payment directions.

Agent’s employees responsible for administration of Seller’s credit facility shall be permitted to access the SCFG internet platform to confirm the name of the Buyer and the amount of the Purchased Assets. Agent shall safeguard and keep confidential, and put into effect and maintain commercially reasonable security measures to safeguard and keep confidential, access to the SCFG platform and all information derived from the SCFG platform. Seller hereby irrevocably authorizes each of Agent and SCFG at all times to share with each other all information in their possession from time to time concerning any of the Receivables Purchase Agreement and the credit facility with Agent, and Seller, its financial condition and business prospects, and the accounts of Seller.

    Agent authorizes and agrees that SCFG may file UCC amendments in the form attached to this agreement as Exhibit C to evidence the release and termination of the Liens of Agent as provided for above in any Purchased Assets and that the foregoing shall constitute the irrevocable authorization and direction for such filings. Upon SCFG’s request, at Seller’s expense, Agent will execute and deliver any other documents or instruments that may be reasonably requested by SCFG in order to evidence the release provided above.
This agreement shall become effective on the date set forth above upon its execution by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties hereto and each of their respective successors and assigns. The successors and assigns for Seller shall include a debtor-in-possession or trustee of such party. This agreement shall be applicable both before and after the filing of any petition by or against Seller under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof and its validity, interpretation and enforcement shall be governed by the internal laws of the State of New York but excluding any principles of conflict of laws or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York. Each party hereto irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York in New York County and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this agreement. This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement. In making proof of this agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION ARISING UNDER OR RELATED TO THIS AGREEMENT.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION
Supply Chain Finance Group

By: ____________________________
Name: Title:

Agreed and Accepted:
WELLS FARGO BANK, NATIONAL ASSOCATION __________________________

By: ____________________________
Name: Title:

Voxx International Corporation

By: ____________________________
Name: Title:

EXHIBIT A
TO
CONSENT TO SALE OF RECEIVABLES
Definition

The term "Purchased Assets" means all present and future accounts owing and payable by a Buyer to Seller arising pursuant to the sale by Seller of goods or services to such Buyer that are at any time purchased by SCFG (each a "Purchased Receivable"), together with (a) all rights, but not any obligations, under all related invoices, purchase orders or other agreements between Seller and Buyer with respect to such Purchased Receivables; (b) all documents, instruments and chattel paper arising pursuant to or otherwise evidencing such Purchased Receivables;(c) all returned, repossessed or reclaimed inventory or goods, if any, the sale of which gave rise to any such Purchased Receivables, and all rights to reclaim, repossess, and demand return of such inventory or goods;(d) all commercial tort claims or any other claims arising with respect to any such Purchased Receivables;(e) all related invoices, purchase orders or other agreements between Seller and Buyer evidencing such Purchased Receivables and such other documents of Seller reasonably determined by SCFG to be necessary for the efficient collection of Purchased Receivables that have not been paid by the due date thereof, including as appropriate, credit memos, ledger cards, bills of lading and other shipping evidence, statements, correspondence, and other data relating to any such Purchased Receivables or any Buyer;(f) all funds which are received by Seller or SCFG in payment of any amounts owed in connection with any such Purchased Receivables; and (g) all proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the foregoing.

EXHIBIT B
TO
CONSENT TO SALE OF RECEIVABLES

Payment Instructions

Wells Fargo Bank, N.A.
Account: _________________
ABA: __________________
Address: ___________________
__________________________

EXHIBIT C
TO
CONSENT TO SALE OF RECEIVABLES

UCC FINANCING STATEMENT ADDENDUM
SELLER/DEBTOR:
PURCHASER/SECURED PARTY:
The “Purchased Assets” shall mean the following assets and properties purchased by Wells Fargo Bank, National Association, a national banking association, as purchaser (together with any successors and assigns, “Purchaser”) from Voxx International Corporation , a Delware corporation, as seller (together with any successors and assigns, “Seller”), pursuant to the Receivables Purchase Agreement, dated as of January 19, 2012, by and between Seller and Purchaser (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Receivables Purchase Agreement”):

1.	all present and future accounts owing and payable by a Buyer to Seller arising pursuant to the sale by Seller of goods or services to such Buyer (“Purchased Receivables”);

2.
together with (a) all rights, but not any obligations, under all related invoices, purchase orders or other agreements between Seller and Buyer with respect to such Purchased Receivables; (b) all documents, instruments and chattel paper arising pursuant to or otherwise evidencing such Purchased Receivables;(c) all returned, repossessed or reclaimed inventory or goods, if any, the sale of which gave rise to any such Purchased Receivables, and all rights to reclaim, repossess, and demand return of such inventory or goods;(d) all commercial tort claims or any other claims arising with respect to any such Purchased Receivables;(e) all related invoices, purchase orders or other agreements between Seller and Buyer evidencing such Purchased Receivables and such other documents of Seller reasonably determined by Purchaser to be necessary for the efficient collection of Purchased Receivables that have not been paid by the due date thereof, including as appropriate, credit memos, ledger cards, bills of lading and other shipping evidence, statements, correspondence, and other data relating to any such Purchased Receivables or any Buyer;(f) all funds which are received by Seller or Purchaser in payment of any amounts owed in connection with any such Purchased Receivables; and (g) all proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the foregoing.

As used in this Addendum, the term “Buyer” shall mean Wal-Mart Stores, Inc. a Delaware corporation and Sam’s West, Inc. an Arkansas corporation and such of its subsidiaries and affiliates as Purchaser may in writing identify to Seller as a Buyer from time to time, together with its     and their successors and assigns. As used herein “Agent” shall mean Wells Fargo Bank, N.A. in its capacity as agent for a syndicate of lenders, together with its successors and assigns, including any replacement agent.